Exhibit 99.1

Vivid Seats Reports First Quarter 2026 Results

CHICAGO, IL – May 5, 2026 – Vivid Seats Inc. (NASDAQ: SEAT) (“Vivid Seats” or “we”), a leading marketplace that utilizes its technology platform to connect millions of buyers with thousands of ticket sellers across hundreds of thousands of events each year, today provided financial results for the first quarter ended March 31, 2026.

“Our first quarter performance reflects strong execution and meaningful progress against our Fiscal 2026 priorities with results at or above the high end of our guidance,” said Lawrence Fey, Chief Executive Officer of Vivid Seats. “We delivered sequential growth in GOV and Adjusted EBITDA along with substantial cash generation in the quarter. The improvements we are seeing are important steps as we pursue a return to growth over the course of 2026 and beyond.”

First Quarter 2026 Key Financial Highlights

•	Marketplace GOV of $612.4 million

•	Revenues of $125.8 million

•	Net loss of $14.6 million

•	Adjusted EBITDA of $9.5 million

Key Business Metrics & Non-U.S. GAAP Financial Measure

We use the following key business metrics and non-U.S. GAAP financial measure to evaluate our performance, identify trends, formulate financial projections, and make strategic decisions. We believe this information is useful to investors and others in understanding and evaluating our results of operations in the same manner as management.

The following table summarizes our key business metrics and non-U.S. GAAP financial measure for the three months ended March 31, 2026 and 2025 (in thousands):

	Three Months Ended March 31,
	2026	2025
Marketplace GOV(1)	$612,366	$820,359
Marketplace orders(2)	1,716	2,296
Resale orders(3)	82	105
Adjusted EBITDA(4)	$9,486	$21,721

(1)
Marketplace Gross Order Value (“Marketplace GOV”) represents the total transactional amount of Marketplace orders processed on our online platform during a period, inclusive of fees, exclusive of taxes, and net of event cancellations. During the three months ended March 31, 2026 and 2025, event cancellations negatively impacted Marketplace GOV by $9.0 million and $15.5 million, respectively.

(2)
Marketplace orders represent the total volume of Marketplace segment transactions processed on our online platform during a period, net of event cancellations. During the three months ended March 31, 2026 and 2025, our Marketplace segment experienced 29,434 and 42,353 event cancellations, respectively.

(3)
Resale orders represent the total volume of Resale segment transactions processed on a given platform (including our own) during a period, net of event cancellations. During the three months ended March 31, 2026 and 2025, our Resale segment experienced 467 and 885 event cancellations, respectively.

(4)
Adjusted EBITDA is a financial measure not defined under accounting principles generally accepted in the United States of America (“U.S. GAAP”). We believe adjusted EBITDA provides useful information to investors and others in understanding and evaluating our results of operations and serves as a useful measure for making period-to-period comparisons of our business performance. See “Adjusted EBITDA” below for more information, including a reconciliation of adjusted EBITDA to net loss, the most directly comparable U.S. GAAP financial measure.

2026 Financial Outlook

For the year ending December 31, 2026, Vivid Seats anticipates:

•	Marketplace GOV in the range of $2.2 billion to $2.6 billion

•	Adjusted EBITDA in the range of $30.0 million to $40.0 million*

*
We calculate forward-looking adjusted EBITDA based on internal forecasts that omit certain information that would be included in forward-looking net loss, the most directly comparable U.S. GAAP financial measure. We do not attempt to provide a reconciliation of forward-looking adjusted EBITDA to forward-looking net loss because the timing and/or probable significance of certain excluded items that have not yet occurred and are outside of our control is inherently uncertain and unavailable without unreasonable efforts. Such items could have a significant and unpredictable impact on our future U.S. GAAP financial results.

Webcast Details

Vivid Seats will host a webcast at 8:30 a.m. Eastern Time today to discuss the first quarter 2026 financial results, business updates, and financial outlook. Participants may access the live webcast and supplemental earnings presentation on the events page of the Vivid Seats Investor Relations website at investors.vividseats.com/events-and-presentations.

About Vivid Seats

Founded in 2001, Vivid Seats (NASDAQ: SEAT) is a leading online ticket marketplace connecting fans to the live events, artists, and teams they love. Vivid Seats is committed to delivering the most rewarding ticket-buying experience for fans through competitive everyday pricing backed by its Lowest Price Guarantee, an industry-leading rewards program, and award-winning customer service. The Chicago-based company offers one of the widest selections of live events across North America, powered by proprietary technology that makes discovering and buying tickets simple, affordable, and reliable. Learn more by downloading the Vivid Seats app or visiting vividseats.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believe,” “can,” “continue,” “could,” “design,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “may,” “plan,” “project,” “propose,” “seek,” “should,” “target,” “will,” and “would,” as well as similar expressions that predict or indicate future events and trends or do not relate to historical matters, are intended to identify such forward-looking statements. The forward-looking statements contained in this press release relate to, without limitation: our future operating results and financial performance, including our expectations with respect to our return to growth and our fiscal year 2026 Marketplace GOV and adjusted EBITDA; our expectations with respect to live event industry growth, the supply of and demand for live events, and our competitive positioning; and our business strategy and objectives. Forward-looking statements are not guarantees of future performance, conditions, or results, and are subject to risks, uncertainties, and assumptions that can be difficult to predict and/or are outside of our control. Therefore, actual results may differ materially from those contemplated by any forward-looking statements. Important factors that could cause or contribute to such differences include, but are not limited to: the supply of and demand for live events; the impact of adverse economic conditions and other factors affecting discretionary consumer and corporate spending; our ability to develop and maintain relationships with ticket buyers, sellers, and partners; the impact of changes to internet search engine algorithms and mobile app marketplace rules; the impact of artificial intelligence on how consumers search for live event tickets; our ability to attract ticket sellers and buyers to our platform in the increasingly competitive ticketing industry; our ability to continue to maintain and improve our platform; the impact of extraordinary events, including disease epidemics; our ability to identify suitable acquisition targets and to complete and realize the expected benefits of acquisitions and other strategic investments; our ability to attract, hire, motivate, and retain our senior management team and other highly skilled personnel; our ability to comply with applicable laws and regulations; the ability of ticket holders to sell their tickets on the secondary market unencumbered; the impact of unfavorable outcomes in legislation and legal proceedings; our ability to maintain the integrity of our information systems and infrastructure, and to identify, assess, and manage relevant cybersecurity risks; our ability to generate sufficient cash flows and/or obtain additional financing when necessary or desirable; and other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as well as in our press releases and other filings with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements, which speak only as of the date of this press release. Except as required by applicable law, we undertake no obligation to update or revise any forward-looking statements contained in this press release, whether as a result of new information, future events, or otherwise.

Contact:

Investors
investors@vividseats.com

Media
press@vividseats.com

VIVID SEATS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data) (Unaudited)

	March 31,	December 31,
	2026	2025
Assets
Current assets:
Cash and cash equivalents	$143,555	$102,702
Restricted cash	604	604
Accounts receivable – net	36,421	30,664
Inventory – net	28,878	18,166
Prepaid expenses and other current assets	33,809	26,336
Total current assets	243,267	178,472
Property and equipment – net	11,824	12,373
Right-of-use assets – net	10,145	10,515
Intangible assets – net	132,371	141,528
Goodwill – net	283,674	283,915
Deferred tax assets – net	1,238	1,123
Investments	5,383	5,365
Other assets	3,833	3,575
Total assets	$691,735	$636,866
Liabilities and shareholders' deficit
Current liabilities:
Accounts payable	$224,771	$153,418
Accrued expenses and other current liabilities	123,253	125,957
Deferred revenue	19,145	19,973
Current maturities of long-term debt	3,930	3,930
Total current liabilities	371,099	303,278
Long-term debt – net	382,631	383,431
Long-term lease liabilities	15,860	16,452
Other liabilities	17,537	18,834
Total liabilities	787,127	721,995
Commitments and contingencies
Shareholders' deficit:
Class A common stock, $0.0001 par value; 500,000,000 shares authorized, 11,937,076 and 11,712,157 shares issued and outstanding at March 31, 2026 and December 31, 2025, respectively	23	23
Additional paid-in capital	1,372,262	1,368,067
Treasury stock, at cost, 949,665 shares at March 31, 2026 and December 31, 2025	(93,920)	(93,920)
Accumulated deficit	(1,374,103)	(1,359,472)
Accumulated other comprehensive income	346	173
Total shareholders' deficit	(95,392)	(85,129)
Total liabilities and shareholders' deficit	$691,735	$636,866

VIVID SEATS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands) (Unaudited)

	Three Months Ended March 31,
	2026	2025
Revenues	$125,783	$164,023
Costs and expenses:
Cost of revenues (exclusive of depreciation and amortization shown separately below)	39,195	44,525
Marketing and selling	49,951	64,112
General and administrative	33,117	48,082
Depreciation and amortization	12,308	11,625
Total costs and expenses	134,571	168,344
Loss from operations	(8,788)	(4,321)
Interest expense – net	5,931	5,665
Other expense (income) – net	1,070	(4,154)
Loss on extinguishment of debt	—	801
Loss before income taxes	(15,789)	(6,633)
Income tax expense (benefit)	(1,158)	3,155
Net loss	(14,631)	(9,788)
Net loss attributable to redeemable noncontrolling interests	—	(3,846)
Net loss attributable to Class A common stockholders	$(14,631)	$(5,942)

VIVID SEATS INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands) (Unaudited)

	Three Months Ended March 31,
	2026	2025
Cash flows from operating activities
Net loss	$(14,631)	$(9,788)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	12,308	11,625
Amortization of leases	356	324
Amortization of deferred financing costs	235	241
Equity-based compensation	4,414	10,751
Loss on asset disposals	59	47
Change in fair value of derivative asset	196	350
Deferred income tax benefit	(1,206)	(1,464)
Non-cash interest expense – net	142	173
Foreign currency loss (gain) – net	806	(2,041)
Change in fair value of Intermediate Warrants	—	(3,115)
Loss on extinguishment of debt	—	801
Changes in operating assets and liabilities:
Accounts receivable – net	(5,833)	(8,367)
Inventory – net	(10,713)	(8,049)
Prepaid expenses and other current assets	(7,558)	(1,964)
Accounts payable	71,479	(6,943)
Accrued expenses and other current liabilities	(2,680)	(6,748)
Deferred revenue	(828)	(691)
Long-term lease liabilities	(586)	(560)
Other assets and liabilities – net	47	130
Net cash provided by (used in) operating activities	46,007	(25,288)
Cash flows from investing activities
Purchases of property and equipment	(23)	(1,836)
Purchases of personal seat licenses	(384)	(563)
Investments in developed technology	(2,677)	(4,526)
Purchases of seat images	(20)	(146)
Payments toward Acquired Domain Name Obligation	—	(500)
Net cash used in investing activities	(3,104)	(7,571)
Cash flows from financing activities
Payments of taxes related to net settlement of equity incentive awards	(338)	(1,411)
Payment of 2025 First Lien Loan	(983)	—
Payments toward Acquired Domain Name Obligation	(500)	—
Repurchases of Class A common stock	—	(5,992)
Payment of liabilities under TRA	—	(4,005)
Payments of 2024 First Lien Loan	—	(76,986)
Proceeds from 2025 First Lien Loan	—	76,986
Payment of deferred financing costs and other debt-related expenses	—	(162)
Net cash used in financing activities	(1,821)	(11,570)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(229)	474
Net increase (decrease) in cash, cash equivalents, and restricted cash	40,853	(43,955)
Cash, cash equivalents, and restricted cash – beginning of period	103,306	244,648
Cash, cash equivalents, and restricted cash – end of period	$144,159	$200,693

Supplemental disclosures of cash flow information
Cash paid for interest	$6,153	$7,749
Cash paid for income taxes	$55	$1,286

Adjusted EBITDA

We present adjusted EBITDA, which is a non-U.S. GAAP financial measure, because it is a key measure used by analysts, investors, and others to evaluate companies in our industry. Adjusted EBITDA is also used by management to make operating decisions, including those related to analyzing operating expenses, evaluating performance, and performing strategic planning and annual budgeting.

We believe adjusted EBITDA is useful for understanding, evaluating, and highlighting trends in our operating results and for making period-to-period comparisons of our business performance because it excludes the impact of items that are outside of our control and/or not reflective of ongoing performance related directly to the operation of our business.

Adjusted EBITDA is not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with U.S. GAAP. Adjusted EBITDA does not reflect all amounts associated with our operating results as determined in accordance with U.S. GAAP and specifically excludes certain recurring costs such as: income tax expense (benefit); interest expense – net; depreciation and amortization; sales tax liabilities; transaction costs; equity-based compensation; litigation, settlements, and related costs; loss on asset disposals; change in fair value of derivative asset; foreign currency loss (gain) – net; severance compensation; change in fair value of the Intermediate Warrants (as defined below); and loss on extinguishment of debt. In addition, other companies may calculate adjusted EBITDA differently than we do, thereby limiting its usefulness as a comparative tool. We compensate for these limitations by providing specific information regarding the U.S. GAAP amounts that are excluded from our presentation of adjusted EBITDA.

The following table presents a reconciliation of adjusted EBITDA to net loss, the most directly comparable U.S. GAAP financial measure, for the three months ended March 31, 2026 and 2025 (in thousands):

	Three Months Ended March 31,
	2026	2025
Net loss	$(14,631)	$(9,788)
Adjustments to reconcile net loss to adjusted EBITDA:
Income tax expense (benefit)	(1,158)	3,155
Interest expense – net	5,931	5,665
Depreciation and amortization	12,308	11,625
Sales tax liability(1)	237	(1,791)
Transaction costs(2)	792	5,709
Equity-based compensation(3)	4,414	10,751
Litigation, settlements, and related costs(4)	149	353
Loss on asset disposals(5)	59	47
Change in fair value of derivative asset(6)	196	350
Foreign currency loss (gain) – net(7)	956	(2,041)
Severance compensation(8)	233	—
Change in fair value of Intermediate Warrants(9)	—	(3,115)
Loss on extinguishment of debt(10)	—	801
Adjusted EBITDA	$9,486	$21,721

(1)
During the three months ended March 31, 2026 and 2025, we accrued for additional uncollected indirect tax liabilities in jurisdictions where we believed it was probable we should remit payment to U.S. and foreign governmental tax authorities before all required amounts are collected from the customer. We also received abatements and recognized other reductions to the balance of the liability related to uncollected indirect taxes (including sales taxes).

(2)
Consists of legal, accounting, tax, and other professional fees, integration costs, and other transaction-related expenses, none of which are considered indicative of our core operating performance. Costs in the three months ended March 31, 2026 primarily related to various strategic transactions and investments. Costs in three months ended March 31, 2025 primarily related to potential strategic transactions that were explored during the period, the February 2025 refinancing of our first lien term loan, repurchases of Class A common stock, and various strategic transactions and investments.

(3)	Relates to equity granted by us pursuant to our 2021 Incentive Award Plan, as amended, which is not considered indicative of our core operating performance.

(4)	Relates to external legal costs, settlement costs, and insurance recoveries, none of which are considered indicative of our core operating performance.

(5)	Relates to disposals of fixed assets, which are not considered indicative of our core operating performance.

(6)	Relates to the revaluation of derivatives recorded at fair value, which revaluations are not considered indicative of our core operating performance.

(7)
Relates to net realized and unrealized losses (gains) resulting from the impact of exchange rate changes on transactions denominated in non-functional currencies, which are not considered indicative of our core operating performance.

(8)
Relates to severance-related payments made to terminated employees as a result of a reduction in employee headcount and the departure of certain members of our leadership team, which are not considered indicative of our core operating performance.

(9)
Relates to the revaluation of warrants (the “Intermediate Warrants”), issued in connection with the 2021 transaction pursuant to which Horizon Acquisition Corporation merged with and into us, which entitled Hoya Topco, LLC to purchase common units of Hoya Intermediate, LLC, which revaluations are not considered indicative of our core operating performance.

(10)	Relates to losses incurred in connection with the extinguishment of our former first lien term loan, which are not considered indicative of our core operating performance.